Commitments and Related Party Transactions - Summary of Payment to Key Management Personnel and Directors (Detail) - Key management personnel consisting of chief executive officer, chief financial officer, chief operating office and directors [member] - CAD ($)
$ in Thousands
	12 Months Ended
	Apr. 30, 2021	Apr. 30, 2020	Apr. 30, 2019
Disclosure of transactions between related parties [line items]
Management fees	$ 1,012	$ 838	$ 943
Legal fees	13	23	3
Directors fees	62	72	82
Total	$ 1,087	$ 933	$ 1,028